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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) February 18, 2000

                         GRAND CENTRAL FINANCIAL CORP.
                         -----------------------------
            (Exact name of registrant as specified in its charter)

      Delaware                      0-25945                     34-1877137
(State or other Juris-            (Commission                  (IRS Employer
diction of incorporation          File Number)              Identification No.)
or organization)

             601 Main Street, P.O. Box 345, Wellsville, Ohio 43968
             -----------------------------------------------------
                   (Address of principal executive offices)

                                 (330) 532-1517
                                 --------------
             (Registrant's telephone number, including area code)

                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)














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ITEM 5.  OTHER EVENTS.
         ------------

      On February 18, 2000, the Board of Directors of Grand Central Financial Corp., a Delaware corporation (the "Company"), declared a special cash distribution in the amount of $6.00 per share to each shareholder of record on March 6, 2000 to be payable on March 17, 2000. Management of the Company expects that the distribution will be a non-taxable return of capital.

      Shareholders are advised to consult with their personal tax advisors with respect to their particular income tax situation. A copy of the press release announcing the distribution is attached as Exhibit 99 hereto and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99    Press Release dated February 18, 2000




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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: February 18, 2000              By: /s/ William R. Williams
                                          --------------------------
                                          William R. Williams
                                          President and Chief Executive Officer


















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